UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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John Hancock Funds III

(Name of Registrant as Specified in Its Charter)

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John Hancock Investments
601 Congress Street
Boston, MA 02210-2805

The following notice provides important information about the recent change in the management of your fund.

If you have any questions, please contact your financial advisor or call John Hancock Investments at
800-225-5291, Monday through Friday, 8:00 A.M. to 7:00 P.M., Eastern time.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Relating to

JOHN HANCOCK U.S. QUALITY GROWTH FUND

a series of John Hancock Funds III

601 Congress Street

Boston, Massachusetts 02210

Telephone: 800-225-5291

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the Internet relating to John Hancock U.S. Quality Growth Fund (formerly, John Hancock Strategic Growth Fund and hereinafter referred to as the “Fund”), a series of John Hancock Funds III (the “Trust” or “JHF III”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement details a subadvisor change relating to the Fund that took effect as of the close of business on September 28, 2018. At its in-person meeting held on September 11-13, 2018, pursuant to the recommendation of John Hancock Advisers, LLC (the “Advisor”), the Board of Trustees of the Trust (the “Board”) approved a new subadvisory agreement appointing Wellington Management Company LLP (referred to as “Wellington Management”) as subadvisor to the Fund. At the same time, the Board approved the termination of John Hancock Asset Management a division of Manulife Asset Management (US) LLC as subadvisor to the Fund.

The appointment of Wellington Management as subadvisor to the Fund was effected in accordance with an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trust permitting the Advisor to enter into and materially amend subadvisory agreements with unaffiliated subadvisors solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an Information Statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the new subadvisory agreement with Wellington Management.

In lieu of physical delivery of the Information Statement (other than on request as described below), JHF III has made the Information Statement available to you online at

https://www.jhinvestments.com/content/dam/JHINV/MutualFunds/Documents/ProxyInformation/InformationStatements/us-quality-growth-information-statement-jhi.pdf until 90 days from the date this Notice is first sent to shareholders. A paper or email copy of the Information Statement may be obtained, without charge, by contacting 800-225-5291 no later than 90 days from the date this Notice is first sent to shareholders.

If you want to receive a paper or email copy of the Information Statement free of charge, you must request one no later than 90 days from the date this Notice is first sent to shareholders.

Shareholders sharing the same address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

November 30, 2018

JOHN HANCOCK FUNDS III
601 Congress Street
Boston, Massachusetts 02210-2805

November 30, 2018

Dear Shareholders:

Enclosed is the Information Statement of John Hancock Funds III (“JHF III”) regarding a new subadvisory agreement with Wellington Management Company LLP (“Wellington Management”) for John Hancock U.S. Quality Growth Fund (formerly, John Hancock Strategic Growth Fund and hereinafter referred to as the “Fund”). Wellington Management succeeded John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) as subadvisor to the Fund, effective immediately after the close of business on September 28, 2018. As with the subadvisory agreement with JHAM, pursuant to the new subadvisory agreement, Wellington Management manages the Fund’s investments and determines the composition of the assets of the Fund.

The Board of Trustees of JHF III approved the new subadvisory agreement with Wellington Management. The new subadvisory agreement with Wellington Management is not expected to result in any reduction in the level or quality of subadvisory services provided to the Fund. The advisory fees have decreased in connection with the new subadvisory arrangement with Wellington Management and changes have been made to the Fund’s advisory and subadvisory fee breakpoints. The subadvisory fee is paid by the Fund’s investment advisor and not by the Fund. Because the Fund’s subadvisory fees are paid by the Fund’s investment advisor and not by the Fund, the decrease in the Fund’s advisory fees is a result of the advisory agreement amendment and not a direct result of the Wellington Management agreement. Please see below for further information.

Please note that JHF III is not required to obtain shareholder approval in connection with this subadvisor change. We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy, with respect to this subadvisor change. The enclosed Information Statement provides information about the new subadvisory agreement and Wellington Management.

If you have any questions regarding the Information Statement, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

Sincerely,

/s/ Ariel Ayanna
Ariel Ayanna
Assistant Secretary
John Hancock Funds III

JOHN HANCOCK FUNDS III
601 Congress Street
Boston, Massachusetts 02210-2805

_______________

INFORMATION STATEMENT

NEW SUBADVISORY AGREEMENT
FOR JOHN HANCOCK U.S. QUALITY GROWTH FUND

_______________

INTRODUCTION

This Information Statement details a recent subadvisor change relating to John Hancock U.S. Quality Growth Fund (formerly, John Hancock Strategic Growth Fund and hereinafter referred to as the “Fund”), a series of John Hancock Funds III (“JHF III” or the “Trust”). At its in-person meeting held on September 11-13, 2018, the Board of Trustees of the Trust (the “Board” or “Trustees”), including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, its investment advisor or Wellington Management Company LLP (also referred to as “Wellington Management”), the new subadvisor (the “Independent Trustees”), unanimously approved a new subadvisory agreement appointing Wellington Management, to serve as the new subadvisor to the Fund (the “Wellington Management Subadvisory Agreement”). At the same time, the Board approved the termination of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) as subadvisor to the Fund. These changes became effective at the close of business on September 28, 2018. This Information Statement is being delivered to shareholders on or about November 30, 2018. A discussion of the Board’s determination to appoint Wellington Management as the Fund’s subadvisor is provided in the “Board Consideration of Wellington Management Subadvisory Agreement” section below.

JHF III. JHF III is an open-end management investment company, commonly known as a mutual fund, registered under the 1940 Act. The shares of JHF III are divided into separate series or funds, including the Fund.

Investment Management and Administration. John Hancock Advisers, LLC (“JHA” or the “Advisor”) is the Fund’s investment advisor. Pursuant to an investment advisory agreement with JHF III (the “Advisory Agreement”), the Advisor is responsible for, among other things, administering the business and affairs of JHF III and selecting, contracting with, compensating and monitoring the performance of the investment subadvisor that manages the investment of the assets of the Fund or provides other subadvisory services pursuant to a subadvisory agreement with the Advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, JHA serves as the Fund’s administrator pursuant to a separate Service Agreement.

The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as JHF III’s distributor.

The offices of JHA and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

Pursuant to an exemptive order (the “Order”) received from the Securities and Exchange Commission (“SEC”), the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of an existing subadvisory agreement (including subadvisory fees) solely with Board approval, subject to certain conditions, and without obtaining shareholder approval, provided that the subadvisor is not an affiliate of the Advisor. Because the Wellington Management Subadvisory Agreement described in this Information Statement does not involve a subadvisor that is affiliated with the Advisor, pursuant to the Order, JHF III is not required to obtain shareholder approval in connection with this subadvisor change. We are not asking you for a proxy and you are requested not to send us a proxy with respect to this subadvisor change.

Annual and Semiannual Reports. JHF III will furnish, without charge, a copy of its most recent annual report and semiannual report to any shareholder upon request. To obtain a report, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

NEW SUBADVISORY AGREEMENT
FOR JOHN HANCOCK U.S. QUALITY GROWTH FUND

As described in more detail in the introduction, at its in-person meeting held on September 11-13, 2018, the Board approved the Wellington Management Subadvisory Agreement appointing Wellington Management as subadvisor for the Fund, replacing the Fund’s former subadvisor, JHAM.

As with the subadvisory agreement with JHAM, pursuant to the Wellington Management Subadvisory Agreement, and as more fully described below, Wellington Management manages the Fund’s investments and determines the composition of the assets of the Fund. The Wellington Management Subadvisory Agreement is not expected to result in any reduction in the level or quality of subadvisory services provided to the Fund. The advisory and subadvisory fees have decreased in connection with the Wellington Management Subadvisory Agreement. The subadvisory fee is paid by the Advisor, and not by the Fund. In connection with the appointment of Wellington Management, the advisory fee rates and subadvisory fee rates were revised, as discussed below. The Wellington Management Subadvisory Agreement has an effective date of September 28, 2018 and was approved by the Board (including a majority of the Independent Trustees) at its in-person Board meeting held on September 11-13, 2018. The subadvisory agreement with JHAM, dated January 1, 2014 (the “JHAM Subadvisory Agreement”), was most recently approved by the Board (including a majority of the Independent Trustees) at its in-person Board meeting held on June 18-21, 2018 in connection with its annual review and continuance of such agreements.

The expenses of the preparation and mailing of this Information Statement are being paid by the Fund.

Wellington Management

Wellington Management is a limited liability partnership organized under the laws of the Commonwealth of Massachusetts that is registered as an investment advisor under the Advisers Act. The principal offices of Wellington Management are located at 280 Congress Street, Boston, Massachusetts 02210.

Wellington Management Subadvisory Agreement

The principal responsibilities of Wellington Management under the Wellington Management Subadvisory Agreement and of JHAM under the JHAM Subadvisory Agreement are substantially similar. The subadvisor manages the day-to-day investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Advisor, and formulates a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The subadvisor implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. Certain terms of the agreements, including certain differences between the agreements, are described below.

Subadvisor Compensation. As compensation for its services under the Wellington Management Subadvisory Agreement and the JHAM Subadvisory Agreement, Wellington Management is paid, and JHAM was formerly paid, a subadvisory fee with respect to the Fund. Subadvisory fees are calculated and accrued daily based upon the Fund’s net assets, and the sum of the daily fee accruals is paid monthly in arrears. Pursuant to both the Wellington Management Subadvisory Agreement and the JHAM Subadvisory Agreement, the subadvisory fee accrued each calendar day is calculated by applying the annual percentage rates (including breakpoints) to the net assets of the Fund and dividing by 365 (366 in a leap year). Subadvisory fees are paid by the Advisor, not by the Fund. The advisory fees have decreased in connection with the Wellington Management Subadvisory Agreement and changes have been made to the Fund’s advisory and subadvisory fee breakpoints.

Changes in the Fund’s Name, Principal Investment Strategies, Advisory Fee and Subadvisory Fee

In connection with approving the Wellington Management Subadvisory Agreement for the Fund, the Board noted that there would be no changes to the Fund’s investment objective, which is to seek long-term capital appreciation.

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In connection with the appointment of Wellington Management as subadvisor to the Fund, on November 12, 2018, the name of the Fund changed from “John Hancock Strategic Growth Fund” to “John Hancock U.S. Quality Growth Fund.”

Effective November 12, 2018, the fund’s principal investment strategies changed as follows: Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments that are tied economically to the United States. The fund considers an equity investment to be “tied economically” to the United States if, at the time of purchase: (i) its issuer is organized under the laws of the United States or under the laws of a state within the United States or in an issuer that maintains its principal place of business in the United States; (ii) it is traded principally in the United States; or (iii) its issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or has at least 50% of its assets in the United States. The manager seeks to achieve the fund’s investment objective by investing in equity investments that the manager believes, as a portfolio, will provide higher returns than the Russell 1000 Growth Index.

The manager’s investment process begins with the broad universe of equity securities included in US equity indices, along with other ideas that come from a combination of company meetings, investment conferences, field trips and industry analysis. Investments in equity securities include common stocks and other stock-related securities such as preferred stocks, convertible securities, depositary receipts, exchange-traded funds, and exchange-traded equity real estate investment trusts (REITs). The fund may invest significantly in securities of companies in certain sectors, and may therefore experience greater volatility than funds investing in a broader range of sectors and may be more susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.

The manager focuses on members of the investable universe with expected future free cash-flow margins, returns on capital employed and revenue growth higher than a certain minimum threshold. The manager then monitors and ranks securities based on their relative attractiveness across this universe, based on quality, growth, valuation, capital returns, and earnings outlook. For stocks that compare well in this screening process, further detailed analysis is conducted. Regular meetings and discussions with company management are another input into the portfolio decision making process.

Securities considered for purchase are attractive on a majority of the metrics (quality, growth, valuation, capital returns, and earnings outlook), and have a positive catalyst such as accelerating earnings or revenue growth. Due to its active investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

Also, in connection with the appointment of Wellington Management, the Board approved a lowering of the advisory fee as well as changes to the Fund’s advisory fee breakpoints, effective as of the September 28, 2018 (the “Transition Date”), as shown in the comparison table below. The management fee is stated as an annual percentage of the aggregate net assets of the Fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the Fund.

Current Advisory Fee Schedule		Former Advisory Fee Schedule
Average daily net assets	Annual rate	Average daily net assets	Annual rate
First $500 million	0.600%	First $500 million	0.725%
Next $1 billion	0.550%	Next $500 million	0.700%
Excess over $1.5 billion	0.530%	Next $500 million	0.675%
		Excess over $1.5 billion	0.650%

The Board also approved changes to the Fund’s subadvisory fee breakpoints, effective as of the Transition Date. The changes to the subadvisory fees and breakpoints result in subadvisory fee rates that are lower than the subadvisory fee rates under the prior agreement.

For additional information about the Fund’s investment objective, investment policies, and advisory fee rates, refer to the Fund’s current prospectus, as may be supplemented from time to time.

============

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Board Consideration of Wellington Management Subadvisory Agreement

At its in-person meeting held on September 11-13, 2018, the Board, including the Independent Trustees, approved the Wellington Management Subadvisory Agreement between the Advisor and Wellington Management with respect to the Fund.

In considering the Wellington Management Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the Fund and Wellington Management including comparative performance, fee and expense information of Wellington Management and JHAM; performance information for relevant indices; and other pertinent information, such as comparative performance information for comparably managed accounts, as applicable; and other information provided by Wellington Management regarding the nature, extent and quality of services to be provided by Wellington Management under the Wellington Management Subadvisory Agreement. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by Wellington Management to the Fund. The information received and considered by the Board was both written and oral.

Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Wellington Management Subadvisory Agreement and discussed the approval of the Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the Wellington Management Subadvisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Approval of Wellington Management Subadvisory Agreement

In making its determination with respect to approval of the Wellington Management Subadvisory Agreement, the Board reviewed (i) information relating to Wellington Management’s business; (ii) the historical performance of the Fund under the management of JHAM, which included comparative performance information of the Fund and the Fund’s previous benchmark index and the performance of a comparable composite managed by Wellington Management; (iii) the subadvisory fee for the Fund; and (iv) information relating to the nature and scope of any material relationships and their significance to the Fund’s Advisor and the Subadvisor. The Board also considered that the subadvisory fee rates for the Fund under the Wellington Management Subadvisory Agreement: (i) are lower or equal to the rates under the JHAM Subadvisory Agreement depending on the Fund’s level of assets; (ii) are paid by the Advisor not the Fund; (iii) are a product of arms-length negotiation between the Advisor and Wellington Management; and (iv) are reasonable. In addition, approval of the Wellington Management Subadvisory Agreement will not result in any increase in the advisory fees for the Fund and an amendment to the Fund’s advisory agreement will have the effect of reducing the Fund’s the advisory fees at all asset levels.

Nature, extent, and quality of services. With respect to the services to be provided to the Fund by Wellington Management, the Board received information provided to the Board regarding Wellington Management’s firm and the proposed investment strategy for the Fund. The Board also considered that the same portfolio management team and investment strategy proposed with respect to the Fund is currently utilized by another fund overseen by the Board, U.S. Growth Fund, a series of John Hancock Funds II (“U.S. Growth Fund”). The Board considered Wellington Management’s current level of staffing and its overall resources. The Board reviewed Wellington Management’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of Wellington Management’s investment and compliance personnel who will provide services to the Fund. The Board also considered, among other things, Wellington Management’s compliance program and any disciplinary history. The Board also considered Wellington Management’s risk assessment and monitoring processes. The Board reviewed Wellington Management’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and mitigating actions undertaken, as appropriate. The Board noted that the Advisor would conduct regular periodic reviews of Wellington

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Management and its operations in regard to the Fund, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s Chief Compliance Officer and his staff would conduct regular, periodic compliance reviews with Wellington Management and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of Wellington Management and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account its knowledge of Wellington Management through Wellington Management’s provision of subadvisory services to certain other funds in the John Hancock fund complex. The Board also took into account the financial condition of Wellington Management.

The Board considered Wellington Management’s investment process and philosophy. The Board took into account that Wellington Management’s responsibilities will include the development and maintenance of an investment program for the Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to Wellington Management’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by Wellington Management and the profitability to Wellington Management of its relationship with the Fund, the Board noted that the fees under the Wellington Management Subadvisory Agreement are paid by the Advisor and not the Fund. The Board also noted that there will be no increase in the advisory fees paid by the Fund as a consequence of the execution of the Wellington Management Subadvisory Agreement and that a proposed amendment to the Fund’s advisory agreement will have the effect of reducing the Fund’s advisory fees at all asset levels. The Board noted that the subadvisory fees under the Wellington Management Subadvisory Agreement would be lower than or equal to the fees under the JHAM Subadvisory Agreement depending on the Fund’s level of assets.

The Board also relied on the ability of the Advisor to negotiate the Wellington Management Subadvisory Agreement with Wellington Management, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by Wellington Management from its relationship with the Trust were not a material factor in the Board’s consideration of the Wellington Management Subadvisory Agreement.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Wellington Management Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that Wellington Management and its affiliates may receive from Wellington Management’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to Wellington Management. The Board also considered that the subadvisory fee to be paid to Wellington Management for managing the Fund is lower or equal to the fee previously paid to JHAM at all asset levels. The Board also took into account that the Fund’s advisory fee was also being amended and would result in advisory fee rates that are lower than the current advisory fee rates. The Board also considered, as available, the Fund’s subadvisory fees as compared to comparable investment companies.

Subadvisor performance. As noted above, the Board considered the Fund’s performance as compared to the Fund’s benchmark index under the management of JHAM and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Wellington Management. The Board also noted Wellington Management’s long-term performance record for similar accounts.

Board determinations. The Board’s decision to approve the Wellington Management Subadvisory Agreement was based on a number of determinations, such as information relating to Wellington Management’s business, including the historical performance of the Fund under the management of JHAM, relative to the historical performance of the proposed strategy managed by Wellington Management; Wellington Management has extensive experience and demonstrated skills as a manager; and that the subadvisory fee rates for the Fund under the Wellington Management Subadvisory Agreement: (i) are lower than or equal to the rates under the JHAM Subadvisory Agreement

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at all asset levels; (ii) are reasonable in relation to the level and quality of services to be provided under the Wellington Management Subadvisory Agreement; (iii) are paid by the Advisor not the Fund; (iv) have breakpoints that are reflected as breakpoints in the advisory fees for the Fund in order to permit shareholders to benefit from economies of scale if the Fund grows; and (v) are a product of arms-length negotiation between the Advisor and Wellington Management. In addition, the Board considered that approval of the Wellington Management Subadvisory Agreement will not result in any increase in the advisory fees for the Fund and the advisory fees will be lower for the Fund at all asset levels.

Additional Information About Wellington Management Company LLP

Wellington Management Company LLP is a Massachusetts limited liability partnership. The principal offices of Wellington Management are located at 280 Congress Street, Boston, Massachusetts 02210.

During the last fiscal year, the Fund did not pay commissions to any affiliated broker of the Fund.

Management of Wellington Management Company LLP. The names and principal occupations of the principal executive officers and managing partners of Wellington Management Company LLP are listed below. The business address of each such person is 280 Congress Street, Boston, Massachusetts 02210.

Name	Principal Occupation
Cynthia M. Clarke	Senior Managing Director and General Counsel
John D. Norberg	Senior Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer
Brendan J. Swords	Chairman and Chief Executive Officer

Similar Investment Companies Managed by Wellington Management. Wellington Management acts as subadvisor to U.S. Growth Fund. U.S. Growth Fund has the same portfolio management team and investment strategy proposed with respect to the Fund. Wellington Management does not, and as of November 30, 2018 did not, act as advisor or subadvisor to any other registered investment companies or series thereof having investment objectives and strategies substantially the same as those of the Fund.

Comparison of JHAM Subadvisory Agreement and Wellington Management Subadvisory Agreement

The terms of the Wellington Management Subadvisory Agreement and the JHAM Subadvisory Agreement are substantially similar and are described generally below. For convenience, and except when noting differences between the agreements, the agreements are collectively referred to as the “subadvisory agreement,” and Wellington Management and JHAM generally are collectively referred to as the “subadvisor.”

Duties of the Subadvisor. Subject to the supervision of the Board and the Advisor, the subadvisor manages the investment and reinvestment of the assets of the Fund and formulates a continuous investment program for the Fund consistent with its investment objective and policies, as described in the then current registration statement of JHF III. The subadvisor implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. At its expense, the subadvisor furnishes all necessary facilities, including salaries of personnel required for it to execute its duties faithfully. The subadvisor also furnishes administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value and shareholder accounting services). In addition, the subadvisor maintains all accounts, books and records with respect to actions by the subadvisor on behalf of the Fund as are required to be maintained by an investment advisor to a registered investment company under the 1940 Act, the Advisers Act, and the rules thereunder.

The subadvisor selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers and negotiates brokerage commissions, if applicable. The subadvisor is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement, as amended. The subadvisor may pay a broker-dealer

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that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the subadvisor determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the subadvisor's overall responsibilities with respect to accounts managed by the subadvisor. The subadvisor may use for the benefit of its other clients, or make available to companies affiliated with the subadvisor or its directors for the benefit of its clients, any such brokerage and research services that the subadvisor obtains from brokers or dealers, as described above.

Term. The Wellington Management Subadvisory Agreement was approved by the Trustees and the Independent Trustees at the in-person Board meeting held on September 11-13, 2018 for an initial two-year term. The JHAM Subadvisory Agreement was initially approved by the Trustees and the Independent Trustees at an in-person Board meeting held on December 16-18, 2013 for an initial two-year term, and its continuance was most recently approved by the Trustees and the Independent Trustees at an in-person Board meeting held on June 18-21, 2018. Each subadvisory agreement continues in effect after its initial term only if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act). In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The JHAM Subadvisory Agreement terminated after the close of business on September 28, 2018.

Any required shareholder approval of any continuance of the subadvisory agreement is effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance.

The subadvisory agreement provides that if the outstanding voting securities of the Fund fail to approve any continuance of the subadvisory agreement, the subadvisor will continue to act as subadvisor with respect to the Fund pending the required approval of the subadvisory agreement or its continuance, of a new contract with the subadvisor or another subadvisor, or other definitive action, provided that the compensation received by the subadvisor is in compliance with the 1940 Act and the rules and regulations thereunder.

Termination. The subadvisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to the Fund, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor and the subadvisor, or by the Advisor or subadvisor on sixty days’ written notice to the Trust and the other party. The subadvisory agreement will terminate automatically, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Advisory Agreement between the Advisor and the Trust terminates for any reason.

Amendments. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the Trustees and a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any amendment will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment. The JHAM Subadvisory Agreement also clarified that such shareholder approval shall be sufficient, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all of the funds of JHF III.

As described above, pursuant to the Order and with respect to subadvisors that are not affiliates of JHF III or the Advisor, the Advisor is permitted to appoint a new unaffiliated subadvisor for the Fund or change the terms of a subadvisory agreement (including subadvisory fees) without obtaining shareholder approval. JHF III, therefore, is able to engage non-affiliated subadvisors from time to time without the expense and delays associated with holding a meeting of shareholders.

Liability of Subadvisor. The subadvisory agreement provides that neither the subadvisor nor any of its directors, officers, or employees shall be liable to the Advisor or the Trust for any loss suffered by the Advisor or the Trust resulting from its acts or omissions as subadvisor to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadvisor or any of its directors, officers, or employees.

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Consultation with Subadvisors to the Fund. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadvisor from consulting with the following entities concerning transactions for a fund in securities or other assets: (a) other subadvisors to the Fund; (b) other subadvisors to another fund in the Trust; and (c) other subadvisors to funds under common control with the Fund.

Confidentiality of JHF III Portfolio Holdings. The subadvisory agreement provides that the subadvisor is required to treat Fund portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

Compliance Policies. Pursuant to the subadvisory agreement, the subadvisor agrees to provide the Advisor with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act. Throughout the term of the subadvisory agreement, the subadvisor will provide the Advisor with information relating to various compliance matters including material changes in the Compliance Policies and information and access to personnel and resources that the Advisor may reasonably request to enable JHF III to comply with Rule 38a-1 under the 1940 Act.

Other Matters

Ownership of Shares of the Fund. To the best knowledge of the Fund, as of October 31, 2018, the Trustees and officers of the Trust beneficially owned less than 1% of the outstanding shares of any class of shares of the Fund.

To the knowledge of the Fund, as of October 31, 2018, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Fund. A shareholder who owns beneficially more than 25% of any class of the Fund is deemed to control that class and determine the outcome of a shareholder meeting with respect to a proposal directly affecting that class.

Class	Name and Address	Percentage	Ownership
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.59%	Record
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	10.58%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.23%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	7.51%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.43%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9.23%	Record

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Class	Name and Address	Percentage	Ownership
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.25%	Record
I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.69%	Record
I	TD AMERITRADE INC FEBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	8.26%	Record
I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	9.98%	Record
I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.68%	Record
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20.24%	Record
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	27.53%	Record
NAV	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100%	Beneficial
R2	MATRIX TRUST COMPANY CUST FBO VERNON COLLEGE 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.83%	Beneficial
R2	MG TRUST COMPANY CUST FBO BRONSON COMMUNITY SCHOOLS 403 B 717 17TH ST STE 1300 DENVER CO 80202-3304	6.98%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO VERONICA S GLASS JEWELRY RETIREMENT PO BOX 10758 FARGO ND 58106-0758	7.24%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO ILGENFRITZ CONSULTING LLC RETIREMEN PO BOX 10758 FARGO ND 58106-0758	8.82%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO MURPHY CONSULTING RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	9.32%	Beneficial
R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.81%	Record

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Class	Name and Address	Percentage	Ownership
R2	ASCENSUS TRUST COMPANY FBO MICHAEL WU, DDS, INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	16.47%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO INLAND PAPER COMPANY 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	20.36%	Beneficial
R4	ASCENSUS TRUST COMPANY FBO ALTEK, INC 401(K) PLAN ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	94.73%	Beneficial
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	95.01%	Record

Shareholders’ Proposals. The Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the Fund at 601 Congress Street, Boston, Massachusetts 02210-2805, within a reasonable time before any meeting.

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